MERRILL LYNCH
ADJUSTABLE
RATE SECURITIES
FUND, INC.








FUND LOGO








Semi-Annual Report

November 30, 1996






This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Adjustable Rate
Securities Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ADJUSTABLE RATE SECURITIES FUND, INC.


Officers and
Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
N. John Hewitt, Senior Vice President
Donald C. Burke, Vice President
Jeffrey B. Hewson, Vice President
Theodore J. Magnani, Vice President
Gregory Mark Maunz, Vice President
Gerald M. Richard, Treasurer
James W. Harshaw, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 637-3863



DEAR SHAREHOLDER


Economic Environment
After exhibiting strong growth in the second quarter, US economic activity moderated in the third quarter as gross domestic product
(GDP) was reported to have risen at a 2.0% rate. Consequently, the US bond market staged a momentous rally during the period, as investor fears of a rapidly expanding economy subsided. The US economy is currently enjoying its most favorable environment in more than two decades. Inflation is at its lowest rate in more than 30 years, the unemployment rate is near its lowest level in 23 years, and the US Federal budget deficit is at a 22-year low.

The November 1996 US election results provided a favorable backdrop to the bond market rally during the November quarter. The
Republican/ Democrat split in Government reassured investors that a system of checks and balances should prevail over any future course of fiscal policy. Meanwhile, several sectors of the economy slowed noticeably from their second-quarter strength. Housing demand has slackened. New housing starts and permits fell in October to their lowest level in more than 12 months. In addition, job growth slowed as well. Non-farm payroll growth, which averaged 240,000 new jobs through the first eight months of 1996, slowed to an average of 113,000 new jobs over the last three months through November. As a result, the unemployment rate rose slightly in November to 5.4%. Rising wages, which unsettled the bond market throughout much of 1996, apparently have had no inflationary impact on the US economy. Although hourly earnings are higher, rising at a 3.5% rate on a year-over-year basis through November, the core consumer price index still continues to run at a 30-year low, rising just 2.6% on a year-over-year basis. More importantly, wholesale inflation is actually decelerating. The core producer price index has risen just 0.9% on a year-over-year basis through October after rising 2.5% at the start of the year.

While some sectors of the US economy have slowed, overall economic activity is far from weak and remains on a moderate non-inflationary growth path. Despite some investor speculation that the Federal Reserve Board will ease monetary policy early next year to thwart impending recessionary conditions in 1997, we expect fourth-quarter GDP growth to be similar to third-quarter growth and believe that a recessionary outlook is too premature. At this point, we do not see any overt influences altering the current track of economic growth. As such, we expect the Federal Reserve Board to refrain from changing monetary policy during the remainder of this year and into early 1997.

Portfolio Strategy
During the quarter ended November 30, 1996, US bond prices rallied significantly. The yield on the one-year US Treasury bill fell 54 basis points (0.54%) to 5.35%, while the 30-year US Treasury bond yield fell 75 basis points to 6.36%. As a result, the yield curve flattened considerably. The front end of the yield curve felt the greatest impact as the three-month--three-year Treasury spread narrowed to 56 basis points from 125 basis points just three months ago.

The adjustable rate mortgage securities (ARMS) market experienced heightened prepayment and refinancing concerns during the three-month period as the ten-year US Treasury yield fell 89 basis points to 6.05%, its lowest level since March 1996 (the ten-year Treasury is a benchmark from which 30-year fixed mortgage rates are derived). In addition, the Mortgage Bankers Refinance Index jumped 60% during the three-month period ended November 30, 1996. However, the Index still remains well below the peak attained in February 1996. While it is possible prepayments will pick up slightly, we do not anticipate a rapid acceleration of prepayments unless the ten-year Treasury yield falls further. Despite a flatter yield curve and prepayment concerns, ARMS continue to perform well. The outstanding performance in 1996 has been largely attributable to the relatively low levels of ARM origination coupled with overwhelming investor demand.

During the three-month period ended November 30, 1996, we added short-term US Treasury securities to our core portfolio holdings. US Treasury securities offer superior return characteristics in a sharply declining interest rate environment. In addition, we also seek to increase portfolio value by focusing on anomalies within the ARMS market. One such anomaly involves the seasoning effect of ARMS. ARMS that originated more than five years ago are considered seasoned, and as such command premium prices as a result of having narrower yield spreads to their respective indexes. Those ARMS which have slightly less than five years' seasoning have lower prices and offer wider yield spreads. In this context, those ARMS just outside the seasoning window can offer upside price potential as they cross the seasoned threshold and their yield spreads tighten. We intend to take advantage of the seasoning anomaly as opportunities present themselves.

Looking forward, our dominant investment strategy will continue to emphasize seasoned ARMS to lessen the prepayment effect on the Fund's yield and net asset value. Furthermore, we continue to stress overall portfolio quality. All of the Fund's holdings are either US Government agency securities or high-quality investment-grade securities rated AA or better by at least one of the major rating agencies.

In Conclusion
We thank you for your continued investment in Merrill Lynch
Adjustable Rate Securities Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,







(Arthur Zeikel)
Arthur Zeikel
President







(Gregory Mark Maunz)
Gregory Mark Maunz
Vice President and Portfolio Manager



December 31, 1996

PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 9/30/96                         +6.94%         +2.66%
Inception (10/21/94) through 9/30/96       +7.12          +4.90

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 9/30/96                         +6.10%         +2.10%
Five Years Ended 9/30/96                   +3.84          +3.84
Inception (8/2/91) through 9/30/96         +3.98          +3.98

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 9/30/96                         +5.95%         +4.95%
Inception (10/21/94) through 9/30/96       +6.20          +6.20

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 9/30/96                         +6.45%         +2.19%
Five Years Ended 9/30/96                   +4.36          +3.51
Inception (8/2/91) through 9/30/96         +4.49          +3.67

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


Performance
Summary--
Class A Shares++
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.110              -0.21%
1995                            9.33        9.53             --                0.606              +8.86
1/1/96--11/30/96                9.53        9.63             --                0.520              +6.87
                                                                              ------
                                                                        Total $1.236

                                                         Cumulative total return as of 11/30/96: +16.09%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 wereredesignated to Class D Shares.


Performance
Summary--
Class B Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.268              +2.60%
1992                            9.99        9.77             --                0.497              +2.84
1993                            9.77        9.73             --                0.313              +2.83
1994                            9.73        9.33             --                0.386              -0.14
1995                            9.33        9.54             --                0.533              +8.13
1/1/96--11/30/96                9.54        9.62             --                0.454              +5.90
                                                                              ------
                                                                        Total $2.451

                                                         Cumulative total return as of 11/30/96: +24.07%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


Performance
Summary--
Class C Shares
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
10/21/94--12/31/94             $9.46       $9.33             --               $0.095              -0.37%
1995                            9.33        9.54             --                0.528              +8.08
1/1/96--11/30/96                9.54        9.62             --                0.451              +5.86
                                                                              ------
                                                                        Total $1.074

                                                         Cumulative total return as of 11/30/96: +13.99%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.


PERFORMANCE DATA (concluded)

Performance
Summary--
Class D Shares++
                                Net Asset Value         Capital Gains        Dividends
Period Covered               Beginning     Ending        Distributed           Paid*            % Change**
8/2/91--12/31/91              $10.00       $9.99             --               $0.289              +2.82%
1992                            9.99        9.77             --                0.547              +3.36
1993                            9.77        9.73             --                0.362              +3.35
1994                            9.73        9.32             --                0.434              +0.25
1995                            9.32        9.53             --                0.582              +8.69
1/1/96--11/30/96                9.53        9.61             --                0.498              +6.41
                                                                              ------
                                                                        Total $2.712

                                                         Cumulative total return as of 11/30/96: +27.35%**

 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.
++As a result of the implementation of the Merrill Lynch Select
  Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares.


Recent
Performance
Results
                                                                                    12 Month     3 Month
                                                 11/30/96    8/31/96  11/30/95      % Change     % Change
Class A Shares*                                    $9.63      $9.56     $9.53        +1.05%       +0.73%
Class B Shares*                                     9.62       9.54      9.53        +0.94        +0.84
Class C Shares*                                     9.62       9.55      9.53        +0.94        +0.73
Class D Shares*                                     9.61       9.54      9.52        +0.95        +0.73
Class A Shares--Total Return*                                                        +7.43(1)     +2.24(2)
Class B Shares--Total Return*                                                        +6.49(3)     +2.16(4)
Class C Shares--Total Return*                                                        +6.45(5)     +2.04(6)
Class D Shares--Total Return*                                                        +7.05(7)     +2.18(8)
Class A Shares--Standardized 30-day Yield           5.91%
Class B Shares--Standardized 30-day Yield           5.41%
Class C Shares--Standardized 30-day Yield           5.36%
Class D Shares--Standardized 30-day Yield           5.68%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1)Percent change includes reinvestment of $0.593 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.145 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.518 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.126 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.514 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.125 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.568 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.139 per share ordinary income dividends.



SCHEDULE OF INVESTMENTS
                                             Face                                                            Value    Percent of
                       Index                Amount                  Issue                       Cost       (Note 1a)  Net Assets
Adjustable Rate*    Certificate of                     Federal National Mortgage
Mortgage-Backed     Deposit Indexed                    Association:
Obligations**       Obligations         $      345       #162619, 6.753% due 6/01/2022     $        349  $        351    0.00%
                                         4,743,439       #307622, 7.371% due 4/01/2023        4,880,219     4,900,589    3.59

                    Constant Maturity                  Federal Home Loan Mortgage
                    Treasury Indexed                   Corporation:
                    Obligations          2,278,595       #645073, 7.769% due 5/01/2015        2,317,046     2,353,823    1.72
                                         4,294,745       #606108, 7.662% due 9/01/2019        4,381,170     4,482,640    3.28
                                         2,846,190       #775194, 7.184% due 3/01/2020        2,853,973     2,924,005    2.14
                                            65,889       #785173, 7.416% due 8/01/2020           67,413        67,156    0.05
                                         3,585,636       #845139, 7.779% due 3/01/2022        3,640,203     3,742,508    2.74
                                         5,819,393       #845535, 7.807% due 10/01/2023       5,931,498     6,026,069    4.41
                                         8,298,401       #755170, 7.644% due 8/01/2031        8,578,472     8,527,934    6.24
                                                       Federal National Mortgage
                                                       Association:
                                           541,333       #21041, 6.93% due 10/01/2013           556,897       539,617    0.40
                                         1,603,759       #21059, 6.96% due 11/01/2013         1,649,867     1,603,566    1.17
                                         1,225,752       #20293, 7.37% due 9/01/2015          1,260,993     1,224,845    0.90
                                         5,320,467       #142069, 6.816% due 12/01/2021       5,430,202     5,455,980    4.00
                                         4,552,486       #200009, 7.563% due 2/01/2023        4,569,196     4,699,713    3.44
                                         7,245,948       #291252, 7.985% due 8/01/2024        7,339,045     7,550,495    5.53
                                         1,127,115       #309653, 7.227% due 5/01/2025        1,153,876     1,151,594    0.84
                                         2,686,127       #324905, 7.315% due 9/01/2025        2,713,488     2,787,696    2.04
                                         9,154,252     Prudential Home Mortgage
                                                       Securities Company, Inc., REMIC
                                                       (a) 92-35-A1, 8.307% due
                                                       10/01/2022                             9,383,108     9,280,123    6.80

                    Cost of Funds        4,136,631     DLJ Mortgage Acceptance Corp.,
                    Indexed Obligations                REMIC (a) 91-6-A1, 7.831% due
                                                       9/01/2021                              4,207,406     4,154,729    3.04

                    London Interbank     6,445,838     Federal National Mortgage
                    Offered Rate                       Association, #305729, 7.735%
                    Indexed Obligations                due 2/01/2025                          6,638,176     6,671,442    4.89
                                                       Resolution Trust Corporation,
                                                       REMIC (a):
                                         6,510,813       91-M7-B, 7.437% due 1/25/2021        6,510,813     6,595,552    4.83
                                        15,005,373       92-C1-B, 7.437% due 8/25/2023       14,452,295    15,028,819   11.00
                                        12,000,000     Saxon Mortgage Securities
                                                       Corporation, REMIC (a)92-3-B,
                                                       7.851% due 11/25/2022                 12,270,781    12,165,000    8.91

                                                       Total Investments in Adjustable
                                                       Rate Mortgage-Backed Obligations     110,786,486   111,934,246   81.96


SCHEDULE OF INVESTMENTS (concluded)
                                             Face                                                            Value    Percent of
                                            Amount                  Issue                       Cost       (Note 1a)  Net Assets
Derivative                             $16,401,959     Capstead Mortgage Securities
Mortgage-Backed                                        Corporation II, REMIC (a)
Obligations**--                                        93-2I-A3, 0.50% due 9/25/2023       $    230,094  $     95,131    0.07%
Interest Only (b)                       66,024,289     DLJ Mortgage Acceptance Corp.,
                                                       REMIC (a) 92-6-A1, 0.644% due
                                                       7/25/2022                                939,778       726,267    0.53
                                            82,354     Federal Home Loan Mortgage
                                                       Corporation, REMIC (a)(c)
                                                       92-1363-C, 371% due 8/15/2022          1,361,448       654,712    0.48
                                               138     Prudential Home Mortgage
                                                       Securities Company, Inc., REMIC
                                                       (a) 92-1-A9, 42,989% due 2/25/2022        28,261        19,601    0.01
                                        17,161,940     Residential Funding Mortgage
                                                       Securities I, Inc., REMIC (a)
                                                       92-S3-A9, 0.50% due 1/25/2007          1,891,001         1,030    0.00
                                                       Sears Mortgage Securities Corp.,
                                                       REMIC (a):
                                             4,374       91-K-A4, 5,779% due 9/25/2021          582,823       424,284    0.31
                                        34,487,761       92-12-A3, 0.51% due 7/25/2022          403,160       441,874    0.33

                                                       Total Investments in Derivative
                                                       Mortgage-Backed Obligations--
                                                       Interest Only                          5,436,565     2,362,899    1.73

Fixed Rate                               4,500,347     Resolution Trust Corporation,
Mortgage-Backed                                        REMIC (a) 92-CHF-B, 7.15% due
Obligations**                                          12/25/2020                             4,553,970     4,529,881    3.32

                                                       Total Investments in Fixed Rate
                                                       Mortgage-Backed Obligations            4,553,970     4,529,881    3.32

                                                       Total Investments in Mortgage-
                                                       Backed Obligations                   120,777,021   118,827,026   87.01

US Government                                          United States Treasury Notes:
Obligations                              7,000,000       6.125% due 8/31/1998                 6,969,922     7,063,420    5.17
                                         8,000,000       6% due 8/15/1999                     7,913,125     8,066,240    5.91

                                                       Total Investments in US
                                                       Government Obligations                14,883,047    15,129,660   11.08

Short-Term          Repurchase           3,850,000     Nikko Securities International,
Securities          Agreements***                      Inc., purchased on 11/29/1996 to
                                                       yield 5.70% to 12/02/1996              3,850,000     3,850,000    2.82

                                                       Total Short-Term Securities            3,850,000     3,850,000    2.82

                                                       Total Investments                   $139,510,068   137,806,686  100.91
                                                                                           ============
                                                       Liabilities in Excess of Other
                                                       Assets                                              (1,238,549)   (.91)
                                                                                                         ------------  -------
                                                       Net Assets                                        $136,568,137  100.00%
                                                                                                         ============  =======

                   *Adjustable Rate Obligations have coupon rates which reset periodically.
                  **Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
                 ***Repurchase Agreements are fully collateralized by US Government &
                    Agency Obligations.
                 (a)Real Estate Mortgage Investment Conduits (REMIC).
                 (b)Securities which receive some or all of the interest portion of the underlying collateral and little or no principal. Interest only securities have either a nominal or a notional amount of principal.
                 (c)Adjustable rate coupon that resets inversely to changes in the
                    London Interbank Offered Rate.

                    See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
                    As of November 30, 1996
Assets:             Investments, at value (identified cost--$139,510,068) (Note 1a)                        $ 137,806,686
                    Receivables:
                      Interest                                                            $   1,156,350
                      Principal paydowns                                                        307,794
                      Capital shares sold                                                        15,690        1,479,834
                                                                                          -------------
                    Deferred organization expenses (Note 1f)                                                       4,003
                    Prepaid registration fees and other assets (Note 1f)                                          82,744
                                                                                                           -------------
                    Total assets                                                                             139,373,267
                                                                                                           -------------

Liabilities:        Payables:
                      Securities purchased                                                    1,158,861
                      Capital shares redeemed                                                 1,106,576
                      Dividends to shareholders (Note 1g)                                       208,196
                      Distributor (Note 2)                                                       82,236
                      Investment adviser (Note 2)                                                58,575        2,614,444
                                                                                          -------------
                    Accrued expenses and other liabilities                                                       190,686
                                                                                                           -------------
                    Total liabilities                                                                          2,805,130
                                                                                                           -------------

Net Assets:         Net assets                                                                             $ 136,568,137
                                                                                                           =============

Net Assets          Class A Common Stock, $0.10 par value, 100,000,000 shares
Consist of:         authorized                                                                             $       2,883
                    Class B Common Stock, $0.10 par value, 200,000,000 shares
                    authorized                                                                                 1,263,827
                    Class C Common Stock, $0.10 par value, 100,000,000 shares
                    authorized                                                                                    19,739
                    Class D Common Stock, $0.10 par value, 200,000,000 shares
                    authorized                                                                                   133,523
                    Paid-in capital in excess of par                                                         169,816,707
                    Accumulated investment loss--net                                                             (48,176)
                    Accumulated realized capital losses on investments--net
                    (Note 5)                                                                                 (32,916,984)
                    Unrealized depreciation on investments--net                                               (1,703,382)
                                                                                                           -------------
                    Net assets                                                                             $ 136,568,137
                                                                                                           =============

Net Asset           Class A--Based on net assets of $277,716 and 28,827 shares
Value:                       outstanding                                                                   $        9.63
                                                                                                           =============
                    Class B--Based on net assets of $121,556,484 and 12,638,269
                             shares outstanding                                                            $        9.62
                                                                                                           =============
                    Class C--Based on net assets of $1,899,610 and 197,385
                             shares outstanding                                                            $        9.62
                                                                                                           =============
                    Class D--Based on net assets of $12,834,327 and 1,335,228
                             shares outstanding                                                            $        9.61
                                                                                                           =============

                    See Notes to Financial Statements.


STATEMENT OF OPERATIONS
                    For the Six Months Ended November 30, 1996
Investment Income   Interest and discount earned, net of premium amortization                              $   4,944,112
(Note 1e):                                                                                                 -------------

Expenses:           Account maintenance and distribution fees--Class B (Note 2)                                  480,066
                    Investment advisory fees (Note 2)                                                            358,013
                    Transfer agent fees--Class B (Note 2)                                                         82,367
                    Professional fees                                                                             43,605
                    Registration fees (Note 1f)                                                                   35,357
                    Accounting services (Note 2)                                                                  31,936
                    Printing and shareholder reports                                                              28,178
                    Directors' fees and expenses                                                                  20,704
                    Account maintenance fees--Class D (Note 2)                                                    15,884
                    Custodian fees                                                                                14,832
                    Account maintenance and distribution fees--Class C (Note 2)                                    9,040
                    Transfer agent fees--Class D (Note 2)                                                          6,688
                    Amortization of organization expenses (Note 1f)                                                2,049
                    Transfer agent fees--Class C (Note 2)                                                          1,324
                    Pricing fees                                                                                     623
                    Transfer agent fees--Class A (Note 2)                                                            153
                    Other                                                                                          7,759
                                                                                                           -------------
                    Total expenses                                                                             1,138,578
                                                                                                           -------------
                    Investment income--net                                                                     3,805,534
                                                                                                           -------------

Realized &          Realized loss on investments--net                                                           (105,208)
Unrealized Gain     Change in unrealized depreciation on investments--net                                      1,494,355
(Loss) on                                                                                                  -------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                   $   5,194,681
(Notes 1c, 1e & 3):                                                                                        =============

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Six       For the
                                                                                           Months Ended      Year Ended
                                                                                            November 30,       May 31,
                    Increase (Decrease) in Net Assets:                                         1996             1996
Operations:         Investment income--net                                                $   3,805,534    $  10,070,282
                    Realized gain (loss) on investments--net                                   (105,208)         318,695
                    Change in unrealized depreciation on investments--net                     1,494,355         (890,435)
                                                                                          -------------    -------------
                    Net increase in net assets resulting from operations                      5,194,681        9,498,542
                                                                                          -------------    -------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                    (8,775)         (27,553)
(Note 1g):            Class B                                                                (3,397,658)      (9,248,234)
                      Class C                                                                   (59,202)         (81,537)
                      Class D                                                                  (368,644)        (812,697)
                                                                                          -------------    -------------
                    Net decrease in net assets resulting from dividends to
                    shareholders                                                             (3,834,279)     (10,170,021)
                                                                                          -------------    -------------

Capital Share       Net decrease in net assets derived from capital share
Transactions        transactions                                                            (18,338,095)     (66,863,233)
(Note 4):                                                                                 -------------    -------------


Net Assets:         Total decrease in net assets                                            (16,977,693)     (67,534,712)
                    Beginning of period                                                     153,545,830      221,080,542
                                                                                          -------------    -------------
                    End of period                                                         $ 136,568,137    $ 153,545,830
                                                                                          =============    =============

                    See Notes to  Financial Statements.

FINANCIAL HIGHLIGHTS
                                                                                                 Class A

                                                                                                                For the
                    The following per share data and ratios have been           For the Six                     Period
                    derived from information provided in the financial             Months        For the        Oct. 21,
                    statements.                                                    Ended       Year Ended      1994++ to
                                                                                  Nov. 30,       May 31,         May 31,
                    Increase (Decrease) in Net Asset Value:                        1996+++++      1996+++++       1995
Per Share           Net asset value, beginning of period                         $   9.54       $   9.55        $   9.46
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .30            .56             .36
                    Realized and unrealized gain on investments--net                  .08            .03             .09
                                                                                 --------       --------        --------
                    Total from investment operations                                  .38            .59             .45
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.29)          (.60)           (.36)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.63       $   9.54        $   9.55
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              4.04%+++       6.41%           4.85%+++
Return:**                                                                        ========       ========        ========

Ratios to Average   Expenses                                                         .86%*          .81%            .87%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          6.04%*         6.20%           6.18%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $    278       $    281        $    345
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             14.02%         25.30%         102.55%
                                                                                 ========       ========        ========

                                                                                           Class B

                    The following per share data and ratios have       For the
                    been derived from information provided in the     Six Months
                    financial statements.                               Ended
                                                                       Nov. 30,          For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:           1996+++++   1996+++++  1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.53   $   9.56  $   9.53  $   9.76   $   9.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .25        .52       .46       .32        .40
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       (.02)      .04      (.24)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .34        .50       .50       .08        .24
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.25)      (.53)     (.47)     (.31)      (.40)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.62   $   9.53  $   9.56  $   9.53   $   9.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.64%+++   5.34%     5.48%      .77%      2.48%
Return:**                                                             ========   ========  ========  ========   ========


Ratios to Average   Expenses                                             1.64%*     1.59%     1.59%     1.46%      1.40%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.27%*     5.45%     4.88%     3.20%      4.15%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $121,556   $137,387  $202,334  $374,376   $689,593
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.02%     25.30%   102.55%    60.38%    104.71%
                                                                      ========   ========  ========  ========   ========


                                                                                                Class C

                                                                                                                For the
                    The following per share data and ratios have been           For the Six                      Period
                    derived from information provided in the financial             Months        For the        Oct. 21,
                    statements.                                                    Ended        Year Ended     1994++ to
                                                                                  Nov. 30,        May 31,        May 31,
                    Increase (Decrease) in Net Asset Value:                        1996+++++      1996+++++       1995
Per Share           Net asset value, beginning of period                         $   9.53       $   9.56        $   9.46
Operating                                                                        --------       --------        --------
Performance:        Investment income--net                                            .24            .48             .31
                    Realized and unrealized gain on investments--net                  .10            .01             .10
                                                                                 --------       --------        --------
                    Total from investment operations                                  .34            .49             .41
                                                                                 --------       --------        --------
                    Less dividends from investment income--net                       (.25)          (.52)           (.31)
                                                                                 --------       --------        --------
                    Net asset value, end of period                               $   9.62       $   9.53        $   9.56
                                                                                 ========       ========        ========

Total Investment    Based on net asset value per share                              3.62%+++       5.30%           4.47%+++
Return:**                                                                        ========       ========        ========


Ratios to Average   Expenses                                                        1.68%*         1.57%           1.68%*
Net Assets:                                                                      ========       ========        ========
                    Investment income--net                                          5.23%*         5.40%           5.51%*
                                                                                 ========       ========        ========

Supplemental        Net assets, end of period (in thousands)                     $  1,900       $  3,078        $  1,409
Data:                                                                            ========       ========        ========
                    Portfolio turnover                                             14.02%         25.30%         102.55%
                                                                                 ========       ========        ========

                  ++Commencement of Operations.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.


FINANCIAL HIGHLIGHTS (concluded)
                                                                                            Class D

                    The following per share data and ratios have       For the
                    been derived from information provided in the     Six Months
                    financial statements.                               Ended
                                                                       Nov. 30,         For the Year Ended May 31,
                    Increase (Decrease) in Net Asset Value:           1996+++++  1996+++++    1995      1994       1993
Per Share           Net asset value, beginning of period              $   9.52   $   9.55  $   9.53  $   9.76   $   9.92
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .28        .56       .51       .37        .45
                    Realized and unrealized gain (loss) on
                    investments--net                                       .09       (.01)      .03      (.24)      (.16)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .37        .55       .54       .13        .29
                                                                      --------   --------  --------  --------   --------
                    Less dividends from investment income--net            (.28)      (.58)     (.52)     (.36)      (.45)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $   9.61   $   9.52  $   9.55  $   9.53   $   9.76
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   3.91%+++   5.91%     5.91%     1.28%      2.99%
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.12%*     1.06%     1.08%      .96%       .91%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               5.78%*     5.98%     5.44%     3.69%      4.79%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 12,834   $ 12,800  $ 16,993  $ 23,043   $ 51,398
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  14.02%     25.30%   102.55%    60.38%    104.71%
                                                                      ========   ========  ========  ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
               +++++Based on average shares outstanding during the period.

                    See Notes to Financial Statements.



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Adjustable Rate Securities Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded in the market are valued at the last available bid price or on the basis of yield equivalents as obtained from one or more dealers that make markets in such securities. Options written on mortgage-backed securities and other securities of the Fund which are traded on exchanges are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Interest rate futures contracts and options thereon, which are traded on exchanges, are stated at market value. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Options--The Fund is authorized to purchase and write covered call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and related options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margins and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time is was closed.


NOTES TO FINANCIAL STATEMENTS (continued)


(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount and premiums) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--All or a portion of the Fund's net investment income is declared daily and paid monthly. Distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Dollar rolls--The Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.50%, on an annual basis, of the average daily value of the Fund's net assets.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.50%
Class C                                     0.25%          0.55%
Class D                                     0.25%            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended November 30, 1996, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class D Shares as follows:


                                         MLFD         MLPF&S

Class D                                  $556         $6,265


For the six months ended November 30, 1996, MLPF&S received contingent deferred sales charges of $36,420 and $3,724 relating to transactions in Class B and Class C Shares, respectively.

For the six months ended November 30, 1996, the Fund paid Merrill
Lynch Security Pricing Service, an affiliate of MLPF&S, $560 for security price quotations to compute the net asset value of the Fund.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended November 30, 1996 were $19,573,835 and $31,945,685, respectively.

Net realized and unrealized losses as of November 30, 1996 were as follows:


                                    Realized      Unrealized
                                     Losses         Losses

Long-term investments           $    (105,208) $  (1,703,382)
                                -------------  -------------
Total                           $    (105,208) $  (1,703,382)
                                =============  =============


As of November 30, 1996, net unrealized depreciation for Federal income tax purposes aggregated $1,703,382, of which $1,847,334 related to appreciated securities and $3,550,716 related to depreciated securities. The aggregate cost of investments at November 30, 1996 for Federal income tax purposes was $139,510,068.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $18,338,095 and $66,863,233 for the six months ended November
30, 1996 and the year ended May 31, 1996, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           122,987  $   1,180,163
Shares issued to shareholders
in reinvestment of dividends               18            171
                                -------------  -------------
Total issued                          123,005      1,180,334
Shares redeemed                      (123,648)    (1,186,791)
                                -------------  -------------
Net decrease                             (643) $      (6,457)
                                =============  =============


Class A Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                           893,429  $   8,512,092
Shares issued to shareholders
in reinvestment of dividends              151          1,444
                                -------------  -------------
Total issued                          893,580      8,513,536
Shares redeemed                      (900,177)    (8,576,542)
                                -------------  -------------
Net decrease                           (6,597) $     (63,006)
                                =============  =============


Class B Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         3,087,963  $  29,850,443
Shares issued to shareholders
in reinvestment of dividends          205,864      1,635,315
                                -------------  -------------
Total issued                        3,293,827     31,485,758
Automatic conversion of shares         (2,374)       (22,815)
Shares redeemed                    (5,075,020)   (48,503,423)
                                -------------  -------------
Net decrease                       (1,783,567) $ (17,040,480)
                                =============  =============


Class B Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         3,209,190  $  30,564,309
Shares issued to shareholders
in reinvestment of dividends          566,087      5,393,795
                                -------------  -------------
Total issued                        3,775,277     35,958,104
Automatic conversion of shares         (2,712)       (25,846)
Shares redeemed                   (10,524,204)  (100,276,738)
                                -------------  -------------
Net decrease                       (6,751,639) $ (64,344,480)
                                =============  =============

Class C Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                           245,289  $   2,350,760
Shares issued to shareholders
in reinvestment of dividends            3,845         36,756
                                -------------  -------------
Total issued                          249,134      2,387,516
Shares redeemed                      (374,631)    (3,586,453)
                                -------------  -------------
Net decrease                         (125,497) $  (1,198,937)
                                =============  =============


NOTES TO FINANCIAL STATEMENTS (concluded)


Class C Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         1,331,201  $  12,686,096
Shares issued to shareholders
in reinvestment of dividends            3,955         37,684
                                -------------  -------------
Total issued                        1,335,156     12,723,780
Shares redeemed                    (1,159,725)   (11,052,376)
                                -------------  -------------
Net increase                          175,431  $   1,671,404
                                =============  =============


Class D Shares for the Six Months                   Dollar
Ended November 30, 1996               Shares        Amount

Shares sold                         1,916,512  $  18,242,969
Automatic conversion of shares          2,377         22,815
Shares issued to shareholders
in reinvestment of dividends           19,830        189,566
                                -------------  -------------
Total issued                        1,938,719     18,455,350
Shares redeemed                    (1,948,090)   (18,547,571)
                                -------------  -------------
Net decrease                           (9,371) $     (92,221)
                                =============  =============

Class D Shares for the Year                         Dollar
Ended May 31, 1996                    Shares        Amount

Shares sold                         2,963,785  $  28,203,483
Automatic conversion of shares          2,713         25,846
Shares issued to shareholders
in reinvestment of dividends           43,150        410,938
                                -------------  -------------
Total issued                        3,009,648     28,640,267
Shares redeemed                    (3,444,089)   (32,767,418)
                                -------------  -------------
Net decrease                         (434,441) $  (4,127,151)
                                =============  =============

5. Capital Loss Carryforward:
At May 31, 1996, the Fund had a net capital loss carryforward of approximately $32,506,000, of which $20,978,000 expires in 2002, $3,887,000 expires in 2003 and $7,641,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.